UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 14, 2007

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

On February 16, 2007, we entered into an employment agreement with Robert R. Beyer, our  new Vice President of Field Operations.

Mr. Beyer is employed for an initial two year term, subject to earlier termination under certain circumstances, at an annual base salary of $250,000 (subject to review and adjustment by our compensation committee).  He is also entitled to receive annual cash bonuses of up to $125,000 at 100% achievement of financial and business milestones determined by us on an annual basis (subject to adjustment by our compensation committee).  He is also entitled to participate in our standard benefit plans.

In connection with his employment, we have awarded him 75,000 restricted shares of our common stock.  These shares vest 50%, 25% and 25% on the second, third and fourth anniversaries of his employment, provided he has been in our continuous employment on each vesting date.  The vesting will accelerate 100% upon a change of control, if we terminate his employment without cause or if he voluntarily terminates his employment for good reason.  He will receive dividends on the awarded shares only if vested and be entitled to vote them whether or not vested.

Mr. Beyer’s employment term will automatically renew for additional two year terms unless we decide not to extend the term within 90 days prior to the commencement of a renewal term.  We have agreed to pay one year salary as severance compensation to Mr. Beyer in the event of termination of his employment in certain situations, including if we do not renew his employment agreement or his employment ceases within one year of, or as a result of, a change of control.  He has agreed to a one-year non-competition agreement with us after any termination of employment.

Item 3.02.  Unregistered Sales of Equity Securities.

On February 16, 2007, we issued 75,000 restricted shares of our common stock to Robert R. Beyer in connection with his employment as our Vice President of Field Operations.  We issued these shares as part of his compensation under his employment agreement in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 16, 2007, the compensation committee of our board of directors took various actions with respect to the compensation of our executive officers.  In particular, the committee adjusted annual base salaries for 2007, awarded bonuses for 2006, established a 2007 performance bonus plan, awarded a special performance bonus and accelerated the vesting of a portion of our restricted stock grants.

Adjustment of Annual Base Salaries of Executive Officers

On February 16, 2007, but retroactive to January 1, 2007, our compensation committee adjusted the following annual base salaries of executive officers:

Name and Position of Executive Officer	2007 Annual Base Salary
Charles B. Westling	$290,000
President and Chief Executive Officer
Gregory T. Barnum	$205,000
Chief Financial Officer
Mary E. West	$151,200
Vice President, Human Resources

2006 Management Bonuses

On February 16, 2007, our compensation committee awarded bonuses for services rendered during 2006 by executive officers as follows:

Name and Position of Executive Officer	2006 Bonus
Charles B. Westling	$196,875
President and Chief Executive Officer
Gregory T. Barnum	$90,000
Chief Financial Officer
Mary E. West	$63,000
Vice President, Human Resources

Performance Bonus Plan for 2007

On February 16, 2007, our compensation committee set the following executive officer target cash bonus potentials for achieving 2007 performance objectives:

Name and Position of Executive Officer	2007 Target Bonus
Charles B. Westling	$203,000
President and Chief Executive Officer
Gregory T. Barnum	$82,000
Chief Financial Officer
Mary E. West	$52,920
Vice President, Human Resources

Eligibility for the 2007 executive officer bonuses are based on meeting a combination of financial and subjective measurements.  If we meet 100% of these objectives, our executive officers will earn their respective target bonuses.  Our executive officers may earn up to 150% of their targeted bonuses for meeting over 100% of these objectives.  If we meet less than 80% of these objectives, our executive officers will not earn any target bonuses.  Under these arrangements, and for achieving performance between 80% and 150% of the target objectives, Mr. Westling may earn a cash bonus of between $40,600 and $304,500, Mr. Barnum may earn a cash bonus of between $16,400 and $123,000 and Ms. West may earn a cash bonus of between $10,584 and $79,380.

2007 Special Performance Bonuses

On February 16, 2007, our compensation committee awarded cash bonuses for special performance by our executive officers as follows:

Name and Position of Executive Officer	2007 Special Bonus
Charles B. Westling	$50,000
President and Chief Executive Officer
Gregory T. Barnum	$25,000
Chief Financial Officer
Mary E. West	$12,500
Vice President, Human Resources

Acceleration of Restricted Stock Grants

On February 16, 2007, our compensation committee also accelerated the vesting on a portion of the restricted stock grants we originally made in March and April 2006 to Messrs. Westling and Barnum and to Ms. West.  The original vesting of these grants was 50% after two years, 25% after three years and 25% after four years of service after the grant date.  The committee accelerated half of the portion otherwise vesting after two years, effective on the first anniversary date of the grant.  Accordingly, the new vesting schedule, effective as of the first anniversary date of each grant, is 25% after one year, 25% after two years, 25% after three years and 25% after four years of service.  We made no other changes to the grants.  The committee’s action accelerated the vesting on 18,750, 15,000 and 4,625 shares of restricted stock for Messrs. Westling and Barnum and Ms. West, respectively.

Item 8.01.  Other Events.

On February 14, 2007, our Chairman, Greg R. Meland, established a pre-arranged, personal stock trading plan under SEC Rule 10b5-1 (the “Plan”) to sell a portion of his holdings of our Common Stock.  Mr. Meland has advised us that he intends to use proceeds from sales under his Plan to diversify his personal investments.

The Plan covers the sale of up to 360,000 shares over a one-year period.  Subject to a minimum $5.00 per share price, Mr. Meland’s broker will make sales under the Plan of up to 30,000 shares per month.  Sales will take place only during the first ten business days of the month.  Following completion of the planned sales, and assuming the broker sells all of the shares subject to the Plan, Mr. Meland will continue to own 2,925,690 shares of our Common Stock.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

10.29       Employment Agreement dated February 16, 2007 with Robert R. Beyer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 16, 2007
DATALINK CORPORATION

	By	/s/ Gregory T. Barnum
Gregory T. Barnum, Chief Financial Officer